                          ANNUAL REPORT / JULY 31 2001

                                 AIM INCOME FUND


                                  [COVER IMAGE]


                                   [AIM LOGO]

                            --Registered Trademark--

                                 AIM INCOME FUND

                                  [COVER IMAGE]

                     -------------------------------------

                      THE BOAT AT GIVERNY BY CLAUDE MONET

          IN MONET'S CAPTIVATING PAINTING, THREE WOMEN GENTLY GUIDE A

            SMALL BOAT OVER A TRANQUIL BODY OF WATER. SIMILARLY, AIM

             INCOME FUND RELIES PRIMARILY ON THREE ASSET CLASSES--

             DOMESTIC INVESTMENT-GRADE BONDS, HIGH YIELD BONDS AND

            FOREIGN BONDS--TO STEER IT TO ITS FINANCIAL DESTINATION.

                     -------------------------------------

AIM Income Fund is for shareholders who seek a high level of current income consistent with a reasonable concern for safety of principal by investing in a portfolio consisting primarily of fixed-rate corporate debt and U.S. and non-U.S. government obligations.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Income Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses.
o In addition to returns as of the close of the reporting period, found later in this report, industry regulations require us to provide the fund's average annual total returns (including sales charges) for the periods ended 6/30/01 (the most recent calendar quarter end), which are as follows. Class A shares, ten years, 6.47%; five years, 3.51%; one year, -2.90%. Class B shares, inception (9/7/93), 3.36%; five years, 3.40%; one year, -3.65%. Class C shares, inception (8/4/97), 1.10%; one year, 0.13%.
o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day SEC yield will differ.
o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all fund expenses, calculated at maximum offering price, and annualized.
o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal and income than do U.S. government securities (such as U.S. Treasury bills and bonds, the repayment of principal and interest of which is guaranteed by the government if held to maturity).
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED
      NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

       This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                                 AIM INCOME FUND

                    Dear Fellow Shareholder:

                    As I write this, the nation is just beginning to cope with
[PHOTO OF           the unimaginable terrorist events of September 11, 2001. We
ROBERT H.           at AIM join the rest of the country in our deepest
GRAHAM]             expression of sympathy for those who were touched by this
                    tragedy. Though the horrible images will no doubt linger in the minds of all Americans for a long time, it is gratifying to note that normalcy returned to our critical systems, including our financial systems, as soon as possible. At this writing it is too soon to conclude what long-term effects these events will have on already uncertain markets.
                    Fortunately, our government and financial industry regulators had the will and resources to maintain stable markets and sufficient levels of liquidity, as they have in past emergencies, and we are confident that they will continue to do so in the days ahead.
                        The fiscal year covered by this report on your fund closed on July 31, before these horrific events. During that fiscal year, equity markets were already difficult and quite volatile. Major indexes, both foreign and domestic, posted negative returns, with the technology sector and growth stocks hardest hit. By contrast, most segments of the bond market (excepting the high yield sector) turned in positive returns.
    AIM Income Fund's exposure to high yield bonds negatively affected performance during the fiscal year. Nevertheless, the fund managed to produce positive returns at net asset value. However, we remain cautious, inasmuch as the general economic slowdown and the challenging market conditions are lasting longer than expected.

WHAT SHOULD INVESTORS DO NOW?
Many people are asking what they should do about their investments in light of prolonged volatility and short-term circumstances. We at AIM intend to concentrate on the long term, and we think that is the most advisable course for our shareholders as well.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you stay focused on your long-term goals.
    We understand how the last year has tested the patience of many AIM shareholders--even before the terrorist attack the slowdown in both the economy and the markets had been more persistent than anyone anticipated. Nevertheless, we remain confident that, in time, markets will recover, though we cannot predict when. We continue to caution investors to think long term.

YOUR FUND MANAGERS COMMENT
Your fund's portfolio managers discuss your fund in more detail on the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                                 AIM INCOME FUND

AIM INCOME FUND KEEPS CLIMBING DESPITE FLAGGING ECONOMY

HOW HAS THE STRUGGLING ECONOMY AFFECTED THE FUND'S PERFORMANCE?
After some worrisome negative numbers due to high volatility in late 2000, the fund's results turned upward as interest rates headed down in January, and finished the year on a positive note. For the 12-month reporting period ended July 31, 2001, the fund's total returns (excluding sales charges) were 4.42% for Class A shares, 3.67% for Class B shares and 3.68% for Class C shares.
    The monthly income provided to shareholders by the fund also remained attractive. As of July 31, 2001, its 30-day distribution rates at maximum offering price were 6.62% for Class A and 6.16% for Class B and Class C shares. Its SEC yield was 6.78% for Class A shares and 6.36% for Class B and Class C shares.

                                   [ARTWORK]

                     -------------------------------------

                       OVER THE 12-MONTH REPORTING PERIOD,

                       THE FIXED-INCOME MARKET FARED MUCH

                         BETTER THAN THE STOCK MARKET.

                     -------------------------------------

WHAT FACTORS HAVE BEEN DRIVING THE  ECONOMIC DOWNTURN?
Late 2000 saw an abrupt slowing of economic activity in the United States. Tight monetary policy measures taken earlier by the Federal Reserve (the Fed) to restrain inflation only partly accounted for the slowdown. Company after company announced that earnings would underperform expectations. Soon afterward, it became clear that growth was declining not merely nationwide but worldwide.
    Most economic slowdowns result from reductions in consumer spending, but economists described this event as a "business-led slowdown." Many companies had made large capital investments during the preceding boom, resulting in overcapacity that outpaced demand. As earnings declined, companies cut back production, and many laid off staff. High energy prices further hampered growth until near the end of the fiscal year.
    Consumer spending, which makes up two-thirds of U.S. gross domestic product, kept U.S. GDP growing, though at an anemic rate. The U.S. unemployment rate began increasing, causing concern that if it continued to rise, consumers might reduce expenditures and trigger recession.

PORTFOLIO COMPOSITION
As of 7/31/01, based on total net assets

================================================================================
TOP 10 INDUSTRIES
--------------------------------------------------------------------------------

 1. Electric Utilities                       12.8%

 2. Broadcasting & Cable TV                  12.4

 3. Diversified Financial Services            8.0

 4. Banks                                     7.2

 5. Oil & Gas Exploration                     6.7
    & Production

 6. Integrated Telecommunication              4.2
    Services

 7. Airlines                                  3.7

 8. Gas Utilities                             3.6

 9. Multi-Utilities                           2.7

10. Publishing & Printing                     2.3

================================================================================

THE FEDERAL RESERVE LOWERED SHORT-TERM INTEREST RATES. DID THAT IMPROVE FIXED-INCOME MARKETS?
Changing its focus from inflation prevention to recession avoidance, the Fed made six cuts in short-term interest rates from January through June to reinvigorate growth. Historically, declining interest rates have been a powerful stimulus to the fixed-income market, but a slow-acting one, requiring six to 12 months to produce significant effects. Fixed-income markets did generate positive returns over the reporting period, but the hoped-for improvement in economic growth did not become apparent.
    As more firms announced that earnings would miss targets, risk aversion deepened. Investors no longer considered it enough to move money from stocks to bonds; they strongly preferred the higher quality fixed-income investments. Investment-grade corporate bonds outperformed other credit sectors (agency, mortgage and non-investment-grade corporate bonds) during the first half of 2001,

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
Thousands of AIM investors have taken advantage of eDelivery--an electronic delivery service that allows you to read your fund reports and prospectuses online! Once you sign up for the service, we will send you a link to your reports via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and log into your account. Click on the "View Other Account Options" drop-down menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                                 AIM INCOME FUND

PORTFOLIO COMPOSITION
As of 7/31/01, based on total net assets

==================================================================================================
                                                         % NET
TOP 10 HOLDINGS                   COUPON    MATURITY     ASSETS
--------------------------------------------------------------------------------------------------
 1. NiSource Finance Corp.         5.75%    04/15/03      1.6%              [PIE CHART]

 2. Waste Management, Inc.         7.10     08/01/26      1.4       CORPORATE BONDS, DOMESTIC
                                                                    76%
 3. Time Warner Inc.               9.15     02/01/23      1.2
                                                                    CORPORATE BONDS, INTERNATIONAL
 4. CSX Corp.                      7.25     05/01/27      1.2       17%

 5. News America Holdings, Inc.    8.45     08/01/34      1.2       CASH/OTHER
                                                                    5%
 6. CSC Holdings Inc.              7.88     12/15/07      1.1
                                                                    GOVERNMENT, DOMESTIC
 7. Niagara Mohawk Power Corp.     8.50     07/01/10      1.0       2%

 8. Sonat Inc.                     7.63     07/15/11      1.0

 9. Mirant Corp.                   7.90     07/15/09      1.0

10. News America Holdings, Inc.    9.25     02/01/13      1.0

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold a particular security.

==================================================================================================

continuing to hold an impressive return advantage over Treasury bonds. High yield instruments made a strong start early in the year but suffered negative returns in the second quarter.
    Over the 12-month reporting period, the fixed-income market fared much better than the stock market, as illustrated by the Lehman Aggregate Bond Index's 12.69% return, compared with the -14.32% return of the S&P 500, considered representative of the U.S. stock market.

WHAT CHANGES WERE MADE IN THE FUND TO RESPOND TO THOSE CONDITIONS?
Adjustments to the fund's holdings were relatively modest. Investment-grade instruments increased slightly to about 77% of assets at the end of July. The fund's average quality rating was BBB.
    Corporate bonds continued to compose about 93% of the portfolio. There was a small increase in domestic holdings with a corresponding decrease in international issues. Industrials, finance and utilities continued to be the largest sectors in the portfolio.
    Shifts of assets included a deep decrease in exposure to the struggling telephone and telecommunications industries and a sharp increase in investment in electric utilities and broadcasting; involvement with banks and diversified financial companies more than doubled.

                      -------------------------------------

                         MOST ECONOMIC SLOWDOWNS RESULT

                      FROM REDUCTIONS IN CONSUMER SPENDING,

                          BUT ECONOMISTS DESCRIBED THIS

                       EVENT AS A "BUSINESS-LED SLOWDOWN."

                      -------------------------------------

WHAT WERE SOME HOLDINGS THAT CONTRIBUTED POSITIVELY TO PERFORMANCE?
Among utilities we like Mirant, an independent power producer providing gas and electric services, and Niagara Mohawk Power, a New York electric and gas utility. Broadcasting and publishing examples include AOL Time Warner, providing online services as well as publishing and cable TV; News America Holdings, in the newspaper, periodicals and TV businesses; and CSC Holdings Inc., which operates cable TV systems and movie theaters. Important performers in other sectors are Waste Management Inc., which manages and disposes of solid waste; CSX, a shipping, railroad and freight terminal company; and Sonat, an oil and gas exploration firm.

WHAT WERE CONDITIONS LIKE AT THE END OF THE FISCAL YEAR?
Mixed signals prevailed: Business profitability and capital spending were lackluster, but consumer spending remained resilient and housing continued doing well. The interest rate cuts early in 2001 had demonstrated that the Fed was prepared to take aggressive action to keep the economy from sliding into recession. U.S. GDP continued to grow, though sluggishly, and inflation remained low, aided by falling energy prices. It is difficult to predict how markets will behave, but we believe the equity market's fluctuations and the falling interest rate environment provide an encouraging backdrop for the fixed-income market.

          See important fund and index disclosures inside front cover.

                                 AIM INCOME FUND



RESULTS OF A $10,000 INVESTMENT

AIM INCOME FUND VS. BENCHMARK INDEX

7/31/91--7/31/01
in thousands

[GRAPH]

================================================================================
                     AIM Income            Lehman
                     Fund, Class A         Aggregate
                     Shares                Bond Index
--------------------------------------------------------------------------------
 7/31/1991          $ 9,525               $10,000
10/31/1991           10,100                10,539
 1/31/1992           10,400                10,803
 4/30/1992           10,427                10,890
 7/31/1992           11,216                11,478
10/31/1992           11,116                11,576
 1/31/1993           11,625                11,988
 4/30/1993           12,169                12,334
 7/31/1993           12,710                12,645
10/31/1993           13,272                12,950
 1/31/1994           13,428                13,084
 4/30/1994           12,143                12,439
 7/31/1994           12,112                12,657
10/31/1994           12,161                12,475
 1/31/1995           12,201                12,781
 4/30/1995           13,017                13,349
 7/31/1995           13,691                13,936
10/31/1995           14,418                14,427
 1/31/1996           14,929                14,947
 4/30/1996           14,506                14,503
 7/31/1996           14,764                14,708
10/31/1996           15,615                15,270
 1/31/1997           16,086                15,434
 4/30/1997           16,151                15,530
 7/31/1997           17,297                16,291
10/31/1997           17,664                16,628
 1/31/1998           18,341                17,090
 4/30/1998           18,634                17,225
 7/31/1998           18,845                17,573
10/31/1998           18,379                18,180
 1/31/1999           19,254                18,469
 4/30/1999           19,071                18,305
 7/31/1999           18,488                18,010
10/31/1999           18,269                18,277
 1/31/2000           18,312                18,128
 4/30/2000           18,008                18,536
 7/31/2000           18,080                19,085
10/31/2000           17,969                19,612
 1/31/2001           18,693                20,634
 4/30/2001           18,355                20,832
 7/31/2001           18,888                21,507

The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Past performance cannot guarantee comparable future results.

Source: Lipper, Inc.

================================================================================

FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/01, including sales charges

================================================================================
CLASS A SHARES
  10 years                      6.57%
  5 years                       4.01
  1 year                       -0.59

CLASS B SHARES
  Inception (9/7/93)            3.64%
  5 years                       3.92
  1 year                       -1.18

CLASS C SHARES
  Inception (8/4/97)            1.69%
  1 year                        2.71

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

ABOUT THIS CHART

This chart compares your fund's Class A shares to its benchmark index. It is intended to give you an idea of how your fund performed compared to that index over the period 7/31/91--7/31/01. It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman Aggregate Bond Index is unmanaged, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.

                                 AIM INCOME FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

SCHEDULE OF INVESTMENTS
July 31, 2001

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
U.S. DOLLAR DENOMINATED BONDS & NOTES-89.16%

AEROSPACE & DEFENSE-0.36%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                      $2,100,000   $  2,236,500
========================================================================

AIRLINES-3.69%

Air 2 US-Series C, Equipment Trust Ctfs.,
  10.13%, 10/01/20 (Acquired 10/28/99; Cost
  $3,000,000)(a)                                3,000,000      3,217,470
------------------------------------------------------------------------
American Airlines, Inc.-Class A2, Series
  2001-01, Pass Through Ctfs., 6.82%,
  05/23/11 (Acquired 06/28/01; Cost
  $2,439,264)(a)                                2,400,000      2,465,856
------------------------------------------------------------------------
Delta Air Lines, Inc.,
  Deb., 10.38%, 12/15/22                        4,000,000      4,399,920
------------------------------------------------------------------------
  Equipment Trust Ctfs., 10.50%, 04/30/16       5,000,000      5,844,250
------------------------------------------------------------------------
  Unsec. Notes, 7.90%, 12/15/09                 1,500,000      1,473,555
------------------------------------------------------------------------
United Air Lines, Inc.-Series 002-Class A2,
  Sec. Pass Through Ctfs., 7.19%, 04/01/11      3,100,000      3,241,639
------------------------------------------------------------------------
United Air Lines, Inc.-Series 95A2, Pass
  Through Ctfs., 9.56%, 10/19/18                2,325,000      2,511,488
========================================================================
                                                              23,154,178
========================================================================

ALTERNATIVE CARRIERS-0.53%

Intermedia Communications Inc.,
  Series B, Sr. Disc. Notes,
    11.25%, 07/15/07(b)                         2,300,000      2,268,375
------------------------------------------------------------------------
  Sr. Sub. Disc. Notes, 12.25%, 03/01/09(b)     1,230,000      1,070,100
========================================================================
                                                               3,338,475
========================================================================

APPAREL RETAIL-0.25%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                              1,625,000      1,600,625
========================================================================

AUTO PARTS & EQUIPMENT-0.00%

Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%, 03/15/07(c)   1,325,000            132
========================================================================

AUTOMOBILE MANUFACTURERS-0.23%

Ford Holdings, Inc., Unsec. Gtd. Unsub. Deb.,
  9.30%, 03/01/30                               1,200,000      1,441,740
========================================================================

BANKS-6.92%

Bank of America Corp., Sub. Notes, 9.38%,
  09/15/09                                      3,200,000      3,766,848
------------------------------------------------------------------------
Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                               2,500,000      2,718,300
------------------------------------------------------------------------
BB&T Corp., RAPS Sub. Notes, 6.38%, 06/30/05    2,000,000      2,044,780
------------------------------------------------------------------------
Crestar Financial Corp., Sub. Notes, 8.75%,
  11/15/04                                        645,000        715,228
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
BANKS-(CONTINUED)

First Union Corp., Putable Unsec. Sub. Deb.,
  6.55%, 10/15/35                              $  660,000   $    683,093
------------------------------------------------------------------------
  7.50%, 04/15/35                               5,000,000      5,305,400
------------------------------------------------------------------------
Firstar Bank N.A., Unsec. Sub. Notes, 7.13%,
  12/01/09                                      5,000,000      5,284,700
------------------------------------------------------------------------
Midland Bank PLC (United Kingdom), Unsec.
  Putable Sub. Yankee Notes, 7.65%, 05/01/25    2,870,000      3,086,656
------------------------------------------------------------------------
NBD Bank N.A. Michigan, Putable Unsec. Sub.
  Deb., 8.25%, 11/01/24                         2,800,000      3,142,496
------------------------------------------------------------------------
Premium Asset Trust-Series 01-6, Sec. Notes,
  5.25%, 07/19/04 (Acquired 07/11/01; Cost
  $2,097,228)(a)                                2,100,000      2,083,015
------------------------------------------------------------------------
Regions Financial Corp., Putable Sub. Notes,
  7.75%, 09/15/24                               3,650,000      3,860,860
------------------------------------------------------------------------
Sovereign Bancorp, Inc., Medium Term Sub.
  Notes, 8.00%, 03/15/03                        5,050,000      5,107,772
------------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Unsub.
  Notes, 7.13%, 02/15/04                        1,500,000      1,543,065
------------------------------------------------------------------------
Swiss Bank Corp.-NY, Sub. Notes, 7.38%,
  06/15/17                                      1,300,000      1,383,837
------------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes, 8.25%, 04/01/10                        2,500,000      2,773,875
========================================================================
                                                              43,499,925
========================================================================

BROADCASTING & CABLE TV-11.66%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10                       2,350,000      2,373,500
------------------------------------------------------------------------
AT&T Corp.-Liberty Media Corp., Sr. Unsec.
  Notes, 7.88%, 07/15/09                        3,600,000      3,463,632
------------------------------------------------------------------------
British Sky Broadcasting Group PLC (United
  Kingdom), Sr. Unsec. Gtd. Yankee Notes,
  8.20%, 07/15/09                               3,000,000      3,061,020
------------------------------------------------------------------------
Callahan Nordrhein Westfalen (Germany), Sr.
  Unsec. Yankee Notes, 14.00%, 07/15/10         2,145,000      1,576,575
------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Notes, 9.63%, 11/15/09(d)          1,750,000      1,767,500
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.75%, 10/01/09       1,965,000      2,073,075
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 11.13%, 01/15/11       1,020,000      1,088,850
------------------------------------------------------------------------
Cox Enterprises, Inc., Notes, 8.00%, 02/15/07
  (Acquired 02/16/00; Cost $3,771,614)(a)       3,800,000      4,072,004
------------------------------------------------------------------------
CSC Holdings Inc.,
  Sr. Unsec. Deb., 7.63%, 07/15/18              3,250,000      3,092,017
------------------------------------------------------------------------
  Sr. Unsec. Deb., 7.88%, 02/15/18              1,000,000        974,430
------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.25%, 07/15/08             2,300,000      2,283,693
------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.63%, 04/01/11(d)          3,200,000      3,226,240
------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%, 12/15/07             6,850,000      7,102,491
------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 8.13%, 07/15/09   3,575,000      3,723,541
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Diamond Cable Communications PLC (United
  Kingdom), Sr. Unsec. Unsub. Notes, 13.25%,
  09/30/04                                     $1,000,000   $    635,000
------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Disc.
  Notes, 10.25%, 11/01/07(b)                    3,930,000      3,841,575
------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc.
  Notes, 11.88%, 10/15/07(b)                    2,590,000        809,375
------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes, 8.25%, 02/15/08                        5,000,000      5,302,900
------------------------------------------------------------------------
NTL Inc.-Series B, Sr. Notes, 11.50%,
  02/01/06                                      2,785,000      1,872,912
------------------------------------------------------------------------
Shaw Communications Inc. (Canada), Sr. Unsec.
  Unsub. Yankee Notes, 7.25%, 04/06/11          1,800,000      1,806,084
------------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  8.75%, 08/01/15                               4,750,000      5,479,790
------------------------------------------------------------------------
Time Warner Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24         2,000,000      2,032,220
------------------------------------------------------------------------
  Unsec. Deb., 9.13%, 01/15/13                  3,325,000      3,938,130
------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23                  6,500,000      7,695,155
========================================================================
                                                              73,291,709
========================================================================

CASINOS & GAMING-1.24%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                       1,850,000      1,970,250
------------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                       1,200,000      1,272,000
------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Unsec. Gtd. Sub.
  Notes, 8.75%, 04/15/09                          600,000        552,000
------------------------------------------------------------------------
MGM Mirage Inc., Sr. Unsec. Gtd. Notes,
  8.50%, 09/15/10                               2,000,000      2,131,700
------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Sub. Notes, 8.88%, 09/15/08                   1,800,000      1,872,000
========================================================================
                                                               7,797,950
========================================================================

CONSUMER FINANCE-1.81%

CitiFinancial Credit Co., Unsec. Putable
  Notes, 7.88%, 02/01/25                        1,400,000      1,554,000
------------------------------------------------------------------------
Ford Motor Credit Co.,
  Notes, 7.88%, 06/15/10                        1,500,000      1,625,910
------------------------------------------------------------------------
  Unsec. Notes, 7.38%, 10/28/09                 3,900,000      4,082,637
------------------------------------------------------------------------
Household Finance Corp., Sr. Unsec. Notes,
  6.88%, 03/01/07                               2,000,000      2,095,860
------------------------------------------------------------------------
  7.20%, 07/15/06                               1,900,000      2,023,614
========================================================================
                                                              11,382,021
========================================================================

DISTILLERS & VINTNERS-0.86%

Grand Metropolitan Investment Corp, Gtd.
  Putable Bonds, 7.45%, 04/15/35                5,000,000      5,435,450
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.17%

Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                  1,180,000      1,038,400
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

DIVERSIFIED FINANCIAL SERVICES-7.97%

AIG SunAmerica Global Financing VI, Sr. Sec.
  Notes, 6.30%, 05/10/11 (Acquired 05/24/01;
  Cost $494,930)(a)                            $  500,000   $    508,240
------------------------------------------------------------------------
Associates Corp. of North America, Sr. Deb.,
  6.95%, 11/01/18                               5,500,000      5,674,075
------------------------------------------------------------------------
CIT Group, Inc. (The), Notes, 6.50%, 02/07/06   3,000,000      3,108,540
------------------------------------------------------------------------
Citicorp Lease-Class A2, Series 1999-1, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-01/25/01; Cost $3,603,676)(a)        3,600,000      3,785,220
------------------------------------------------------------------------
Citigroup Inc., Unsec. Sub. Notes, 7.25%,
  10/01/10                                      1,500,000      1,606,740
------------------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%, 06/15/29
  (Acquired 04/10/01-05/09/01; Cost
  $4,276,103)(a)                                4,100,000      4,420,702
------------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Notes,
  6.13%, 02/22/11                               2,000,000      2,029,200
------------------------------------------------------------------------
  6.88%, 11/15/10                               2,000,000      2,134,340
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.-Series E,
  Medium Term Disc. Notes, 9.44%, 02/10/28(e)   8,700,000      1,080,714
------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., Unsec.
  Unsub. Bonds, 6.75%, 04/15/11                 1,250,000      1,274,100
------------------------------------------------------------------------
National Rural Utilities Cooperative Finance
  Corp., Sr. Notes, 6.00%, 05/15/06             1,800,000      1,843,920
------------------------------------------------------------------------
NiSource Finance Corp., Sr. Unsec. Gtd.
  Notes, 5.75%, 04/15/03                        9,800,000      9,948,862
------------------------------------------------------------------------
Pinnacle Partners, Sr. Notes, 8.83%, 08/15/04
  (Acquired 08/02/00; Cost $3,000,000)(a)       3,000,000      3,130,890
------------------------------------------------------------------------
Qwest Capital Funding Inc., Unsec. Gtd.
  Notes, 7.90%, 08/15/10                        2,750,000      2,915,797
------------------------------------------------------------------------
Salomon Smith Barney Holdings Inc., Unsec.
  Notes, 7.13%, 10/01/06                        3,725,000      3,972,191
------------------------------------------------------------------------
Verizon Global Funding Corp.,-Series REGS,
  Conv. Bonds, 4.25%, 09/15/05                  2,700,000      2,653,895
========================================================================
                                                              50,087,426
========================================================================

DIVERSIFIED METALS & MINING-0.60%

Centaur Mining and Exploration Ltd.
  (Australia), Sr. Gtd. Yankee Notes, 11.00%,
  12/01/07(c)                                   1,720,000        180,600
------------------------------------------------------------------------
Rio Algom Ltd. (Canada), Unsec. Yankee Deb.,
  7.05%, 11/01/05                               3,500,000      3,564,715
========================================================================
                                                               3,745,315
========================================================================

ELECTRIC UTILITIES-12.29%

AES Corp. (The), Sr. Unsec. Notes,
  8.75%, 12/15/02                               5,425,000      5,519,938
------------------------------------------------------------------------
  9.50%, 06/01/09                               2,550,000      2,588,250
------------------------------------------------------------------------
Beaver Valley II Funding Corp., Security
  Lease Obligations Deb., 9.00%, 06/01/17       1,500,000      1,623,585
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
ELECTRIC UTILITIES-(CONTINUED)

Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                     $4,300,000   $  4,312,814
------------------------------------------------------------------------
CILCORP, Inc., Sr. Unsec. Bonds, 9.38%,
  10/15/29                                      2,100,000      2,375,646
------------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08         1,700,000      1,706,409
------------------------------------------------------------------------
  Series D, Sr. Sec. Notes, 7.88%, 11/01/17     3,800,000      3,938,548
------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Notes, 8.13%,
  05/15/02                                      2,050,000      2,070,357
------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                               2,645,000      2,726,519
------------------------------------------------------------------------
Cogentrix Energy, Inc., Sr. Unsec. Gtd.
  Notes, 8.75%, 10/15/08                        3,200,000      3,348,320
------------------------------------------------------------------------
Commonwealth Edison Co.-Series 92, First
  Mortgage Bonds, 7.63%, 04/15/13               5,000,000      5,347,200
------------------------------------------------------------------------
El Paso Electric Co.,
  Series D, Sec. First Mortgage Bonds,
    8.90%, 02/01/06                             3,000,000      3,276,510
------------------------------------------------------------------------
  Series E, Sec. First Mortgage Bonds, 9.40%,
    05/01/11                                    3,000,000      3,292,500
------------------------------------------------------------------------
Indiana Michigan Power Co.-Series F, Security
  Lease Obligations, 9.82%, 12/07/22            4,966,639      5,592,584
------------------------------------------------------------------------
Kincaid Generation LLC, Sec. Bonds, 7.33%,
  06/15/20 (Acquired 04/30/98; Cost
  $1,936,732)(a)                                1,931,960      1,818,283
------------------------------------------------------------------------
Mirant Corp., Sr. Notes, 7.90%, 07/15/09
  (Acquired 07/21/99-12/03/99; Cost
  $5,978,820)(a)                                6,000,000      6,100,920
------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08(d)                             930,000        949,205
------------------------------------------------------------------------
Niagara Mohawk Holdings Inc., First Mortgage
  Notes, 7.75%, 05/15/06                        4,300,000      4,590,422
------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series H, Sr.
  Unsec. Disc. Notes, 8.50%, 07/01/10(b)        7,000,000      6,373,080
------------------------------------------------------------------------
PSEG Power LLC, Sr. Notes, 8.63%, 04/15/31
  (Acquired 06/08/01; Cost $2,150,940)(a)       2,000,000      2,240,800
------------------------------------------------------------------------
Public Service Company of New Mexico- Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05          1,200,000      1,193,424
------------------------------------------------------------------------
South Carolina Electric & Gas Co., First
  Mortgage Bonds, 9.00%, 07/15/06               1,550,000      1,753,980
------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec. Notes,
  6.25%, 01/15/09                               4,800,000      4,452,096
========================================================================
                                                              77,191,390
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.56%

Israel Electric Corp. Ltd. (Israel), Yankee
  Deb., 7.75%, 12/15/27 (Acquired 06/09/00-
  01/04/01; Cost $3,428,681)(a)                 3,990,000      3,526,282
========================================================================

EMPLOYMENT SERVICES-0.25%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                       1,680,000      1,554,000
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

ENVIRONMENTAL SERVICES-2.14%

Allied Waste North America Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.00%, 08/01/09     $1,225,000   $  1,286,250
------------------------------------------------------------------------
Browning-Ferris Industries, Inc.,
  Deb., 9.25%, 05/01/21                         2,570,000      2,535,896
------------------------------------------------------------------------
  Unsec. Deb., 7.40%, 09/15/35                  1,200,000        978,000
------------------------------------------------------------------------
Waste Management, Inc., Putable Unsec. Notes,
  7.10%, 08/01/26                               8,400,000      8,645,196
========================================================================
                                                              13,445,342
========================================================================

GAS UTILITIES-3.50%

Northern Border Partners, L.P., Sr. Unsec.
  Gtd. Unsub. Notes, 7.10%, 03/15/11
  (Acquired 03/14/01; Cost $3,595,248)(a)       3,600,000      3,649,824
------------------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada), Yankee
  Deb., 8.50%, 12/15/12                         3,000,000      3,410,190
------------------------------------------------------------------------
ONEOK, Inc., Unsec. Notes, 7.75%, 08/15/06      3,500,000      3,723,195
------------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%, 07/15/11   6,000,000      6,286,740
------------------------------------------------------------------------
TransCanada Pipelines Ltd. (Canada), Yankee
  Deb., 8.63%, 05/15/12                         4,310,000      4,916,934
========================================================================
                                                              21,986,883
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.20%

Fresenius Medical Care Capital Trust, Pfd.
  Gtd. Notes, 7.88%, 06/15/11(d)                1,240,000      1,227,600
========================================================================

HOME FURNISHINGS-0.01%

Glenoit Corp., Sr. Unsec. Gtd. Sub. Notes,
  11.00%, 04/15/07(c)                           2,310,000         57,750
========================================================================

HOMEBUILDING-0.29%

K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                  1,750,000      1,828,750
========================================================================

INTEGRATED OIL & GAS-1.83%

El Paso CGP Co., Sr. Putable Unsec. Deb.,
  6.70%, 02/15/27                               1,750,000      1,763,440
------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Sr. Unsec. Yankee
  Notes, 7.13%, 11/15/06                        3,000,000      3,106,740
------------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes,
  7.38%, 11/15/08                               2,100,000      2,222,052
------------------------------------------------------------------------
  7.65%, 02/15/06                               1,250,000      1,338,613
------------------------------------------------------------------------
Petro-Canada (Canada), Yankee Deb., 9.25%,
  10/15/21                                      2,500,000      3,060,600
========================================================================
                                                              11,491,445
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.55%

AT&T Canada Inc. (Canada), Sr. Unsec. Yankee
  Notes, 7.65%, 09/15/06                        2,800,000      2,812,852
------------------------------------------------------------------------
Candescent Technologies Corp., Sr. Putable
  Conv. Unsec. Gtd. Sub. Deb., 8.00%,
  05/01/03 (Acquired 04/20/98; Cost
  $2,000,000)(a)(c)(f)                          2,000,000        360,000
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
INTEGRATED TELECOMMUNICATION
  SERVICES-(CONTINUED)

MCI Communications Corp.,
  Sr. Unsec. Notes, 6.95%, 08/15/06            $1,750,000   $  1,769,583
------------------------------------------------------------------------
  Sr. Unsec. Putable Deb., 7.13%, 06/15/27      5,500,000      5,637,665
------------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10(a)                                   1,775,000      1,251,375
------------------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%, 10/15/19     2,500,000      2,646,075
------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 7.50%,
  06/01/07                                      5,000,000      5,253,050
------------------------------------------------------------------------
Versatel Telecom International N.V.
  (Netherlands), Sr. Yankee Notes, 13.25%,
  05/15/08                                      1,370,000        417,850
------------------------------------------------------------------------
WorldCom, Inc./WorldCom Group, Bonds, 8.25%,
  05/15/31                                      2,110,000      2,158,488
========================================================================
                                                              22,306,938
========================================================================

INTERNET RETAIL-0.19%

Amazon.com, Inc., Conv. Unsec. Sub. Notes,
  4.75%, 02/01/09 (Acquired 01/29/99; Cost
  $2,507,500)(a)                                2,500,000      1,218,750
========================================================================

INTERNET SOFTWARE & SERVICES-0.29%

Equinix, Inc., Sr. Unsec. Notes, 13.00%,
  12/01/07                                      3,540,000      1,424,850
------------------------------------------------------------------------
Exodus Communications, Inc., Sr. Unsec.
  Notes, 11.25%, 07/01/08                       1,205,000        379,575
========================================================================
                                                               1,804,425
========================================================================

LIFE & HEALTH INSURANCE-1.53%

American General Finance Corp., Sr. Putable
  Notes, 8.45%, 10/15/09                        3,100,000      3,545,439
------------------------------------------------------------------------
Americo Life, Inc., Sr. Sub. Notes, 9.25%,
  06/01/05                                      1,000,000        955,000
------------------------------------------------------------------------
Conseco, Inc., Sr. Unsec. Notes, 8.75%,
  02/09/04                                        620,000        584,350
------------------------------------------------------------------------
John Hancock Global Funding Ltd.-Series 99-H,
  R. Sec. Sub. Medium Term Notes, 6.75%,
  02/15/06                                      1,700,000        868,113
------------------------------------------------------------------------
Prudential Funding, LLC, Medium Term Notes,
  6.60%, 05/15/08 (Acquired 05/09/01; Cost
  $1,578,167)(a)                                1,580,000      1,622,739
------------------------------------------------------------------------
Sun Canada Financial Co., Gtd. Sub. Bonds,
  6.63%, 12/15/07 (Acquired 10/14/99; Cost
  $654,311)(a)                                    700,000        693,395
------------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23         1,325,000      1,367,188
========================================================================
                                                               9,636,224
========================================================================

MULTI-LINE INSURANCE-0.97%

AIG SunAmerica Global Financing II, Sr. Sec.
  Notes, 7.60%, 06/15/05 (Acquired 06/08/00-
  04/16/01; Cost $3,836,450)(a)                 3,750,000      4,057,388
------------------------------------------------------------------------
AIG SunAmerica Global Financing IV, Sr.
  Notes, 5.85%, 02/01/06 (Acquired 01/24/01;
  Cost $1,989,700)(a)                           2,000,000      2,041,940
========================================================================
                                                               6,099,328
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

MULTI-UTILITIES-2.67%

Dynegy Inc., Sr. Unsec. Deb., 7.13%, 05/15/18  $2,850,000   $  2,765,526
------------------------------------------------------------------------
Enron Corp., Sec. Notes, 8.00%, 08/15/05
  (Acquired 06/05/01; Cost $3,099,090)(a)       3,000,000      3,137,670
------------------------------------------------------------------------
Western Resources, Inc., Sr. Unsec. Notes,
  7.13%, 08/01/09                               5,352,000      4,947,817
------------------------------------------------------------------------
Williams Cos., Inc. (The), Sr. Putable Unsec.
  Notes, 6.75%, 01/15/06                        2,300,000      2,328,934
------------------------------------------------------------------------
Williams Gas Pipeline Center Inc., Sr. Notes,
  7.38%, 11/15/06 (Acquired 02/15/01; Cost
  $3,511,520)(a)                                3,400,000      3,594,412
========================================================================
                                                              16,774,359
========================================================================

OIL & GAS DRILLING-1.34%

Global Marine Inc., Sr. Unsec. Notes, 7.13%,
  09/01/07                                      3,800,000      3,965,756
------------------------------------------------------------------------
R & B Falcon Corp.-Series B, Sr. Unsec.
  Notes, 6.95%, 04/15/08                        4,300,000      4,427,452
========================================================================
                                                               8,393,208
========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.02%

National-Oilwell, Inc., Sr. Unsec. Notes
  6.50%, 03/15/11                               4,000,000      3,935,600
------------------------------------------------------------------------
Petroleum Geo-Services A.S.A. (Norway),
  Sr. Unsec. Yankee Notes, 7.13%, 03/30/28      4,465,000      3,766,183
------------------------------------------------------------------------
  Yankee Notes, 7.50%, 03/31/07                 3,000,000      2,987,400
------------------------------------------------------------------------
Smith International, Inc., Notes, 6.75%,
  02/15/11                                      2,000,000      2,016,780
========================================================================
                                                              12,705,963
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-6.71%

Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/96                         1,200,000      1,295,964
------------------------------------------------------------------------
Anderson Exploration Ltd. (Canada), Unsec.
  Sub. Yankee Notes, 6.75%, 03/15/11            2,400,000      2,420,064
------------------------------------------------------------------------
Burlington Resources Inc., Sr. Unsec. Gtd.
  Notes, 6.68%, 02/15/11                        3,000,000      3,057,300
------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Canada),
  Yankee Notes, 6.70%, 07/15/11                 2,300,000      2,316,514
------------------------------------------------------------------------
Canadian Occidental Petroleum (Canada),
  Unsec. Unsub. Yankee Notes, 7.40%, 05/01/28   3,300,000      3,264,327
------------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.13%, 04/01/11                        3,460,000      3,338,900
------------------------------------------------------------------------
Gulf Canada Resources Ltd. (Canada), Unsec.
  Yankee Notes 7.13%, 01/15/11                  1,800,000      1,891,332
------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                        3,500,000      3,554,390
------------------------------------------------------------------------
Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11                        3,600,000      3,649,500
------------------------------------------------------------------------
Noble Affiliates Inc., Sr. Unsec. Deb.,
  7.25%, 08/01/97                               3,600,000      3,319,236
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
OIL & GAS EXPLORATION &
  PRODUCTION-(CONTINUED)

Parker & Parsley Petroleum Co., Sr. Unsec.
  Notes,
  8.25%, 08/15/07                              $4,900,000   $  5,064,885
------------------------------------------------------------------------
  8.88%, 04/15/05                               3,045,000      3,196,032
------------------------------------------------------------------------
Talisman Energy Inc. (Canada), Unsec. Unsub.
  Yankee Deb., 7.13%, 06/01/07                  3,750,000      3,885,263
------------------------------------------------------------------------
Union Pacific Resources Group Inc., Unsec.
  Notes, 6.75%, 05/15/08                        1,850,000      1,901,874
========================================================================
                                                              42,155,581
========================================================================

OIL & GAS REFINING & MARKETING-1.04%

Petroleos Mexicanos (Mexico),
  Series P, Unsec. Putable Unsub. Yankee
  Notes, 9.50%, 09/15/27                        3,600,000      3,839,832
------------------------------------------------------------------------
  Sr. Putable Unsec. Gtd. Yankee Bonds,
  9.38%, 12/02/08                               2,500,000      2,671,575
========================================================================
                                                               6,511,407
========================================================================

PAPER PRODUCTS-0.20%

Tembec Industries Inc. (Canada), Sr. Unsec.
  Gtd. Notes, 8.50%, 02/01/11                   1,240,000      1,283,400
========================================================================

PHARMACEUTICALS-0.36%

Warner Chilcott, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 12.63%, 02/15/08                  2,000,000      2,240,000
========================================================================

PROPERTY & CASUALTY INSURANCE-1.42%

Allstate Financial Global Funding, Notes,
  6.50%, 06/14/11 (Acquired 06/07/01; Cost
  $2,995,410)(a)                                3,000,000      3,056,940
------------------------------------------------------------------------
Florida Windstorm Underwriting Association-
  Series 1999A, Sr. Sec. Notes, 7.13%,
  02/25/19 (Acquired 04/25/01-05/03/01; Cost
  $1,989,628)(a)                                2,000,000      2,048,640
------------------------------------------------------------------------
Terra Nova Insurance (United Kingdom)
  Holding, Sr. Unsec. Gtd. Yankee Notes,
  7.00%, 05/15/08                               2,000,000      1,795,740
------------------------------------------------------------------------
  7.20%, 08/15/07                               2,200,000      2,014,848
========================================================================
                                                               8,916,168
========================================================================

PUBLISHING & PRINTING-2.33%

News America Holdings, Inc.,
  Putable Notes, 8.45%, 08/01/34                7,000,000      7,496,650
------------------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13                5,250,000      6,090,315
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Bonds, 7.43%,
  10/01/26                                      1,000,000      1,032,180
========================================================================
                                                              14,619,145
========================================================================

RAILROADS-1.80%

Consolidated Rail Corp., Deb., 9.75%,
  06/15/20                                      1,875,000      2,333,588
------------------------------------------------------------------------
CSX Corp., Sr. Unsec. Putable Deb., 7.25%,
  05/01/27                                      7,250,000      7,606,845
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
RAILROADS-(CONTINUED)

Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10            $1,300,000   $  1,345,500
========================================================================
                                                              11,285,933
========================================================================

REAL ESTATE INVESTMENT TRUSTS-1.65%

ERP Operating L.P., Unsec. Notes, 7.13%,
  10/15/17                                      2,400,000      2,299,176
------------------------------------------------------------------------
Health Care REIT, Inc., Sr. Unsec. Notes,
  7.63%, 03/15/08                               1,500,000      1,341,675
------------------------------------------------------------------------
Healthcare Realty Trust, Inc., Sr. Unsec.
  Notes, 8.13%, 05/01/11                        3,500,000      3,562,300
------------------------------------------------------------------------
Spieker Properties LP, Unsec. Deb., 7.50%,
  10/01/27                                      1,200,000      1,163,652
------------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub. Deb.,
  7.35%, 12/01/17                               2,000,000      1,974,460
========================================================================
                                                              10,341,263
========================================================================

REINSURANCE-0.86%

GE Global Insurance Holdings Corp., Unsec.
  Notes, 7.75%, 06/15/30                        4,800,000      5,377,872
========================================================================

SOVEREIGN DEBT-0.62%

Quebec (Province of) (Canada), Yankee Deb.,
  7.50%, 07/15/23                               3,600,000      3,908,808
========================================================================

SPECIALTY STORES-0.26%

United Rentals (North America) Inc., Sr.
  Unsec. Gtd. Notes, 10.75%, 04/15/08(d)        1,550,000      1,658,500
========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.28%

SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                              2,000,000      1,790,000
========================================================================

TRUCKING-0.56%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                  1,850,000      2,085,875
------------------------------------------------------------------------
North American Van Lines Inc., Sr. Sub.
  Notes, 13.38%, 12/01/09(d)                    1,570,000      1,452,250
========================================================================
                                                               3,538,125
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.15%

Crown Castle International Corp., Sr. Unsec.
  Notes, 10.75%, 08/01/11                       2,100,000      2,052,750
------------------------------------------------------------------------
Nextel Communications, Inc.,
  Sr. Notes, 12.00%, 11/01/08                   3,375,000      3,172,500
------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.50%, 02/01/11             2,100,000      1,743,000
------------------------------------------------------------------------
Nextel International Inc.-Series B, Sr.
  Unsec. Notes, 12.75%, 08/01/10                1,000,000        280,000
========================================================================
                                                               7,248,250
========================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $565,266,852)                              560,172,935
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-4.60%

CANADA-1.64%

AT&T Canada Inc. (Integrated
  Telecommunication Services), Sr. Unsec.
  Unsub. Notes, 7.15%, 09/23/04        CAD      1,150,000   $    743,503
------------------------------------------------------------------------
Bell Mobility Cellular Inc. (Wireless
  Telecommunication Services), Unsec. Deb.,
  6.55%, 06/02/08                   CAD         2,250,000      1,463,592
------------------------------------------------------------------------
Canadian Pacific Ltd. (Railroads), Unsec.
  Medium Term Notes, 5.85%, 03/30/09
  (Acquired 03/24/99; Cost $2,149,250)(a) CAD   3,250,000      2,091,135
------------------------------------------------------------------------
Export Development Corp. (Sovereign Debt),
  Sr. Unsec. Unsub. Bonds, 6.50%, 12/21/04NZD   2,150,000        882,178
------------------------------------------------------------------------
Microcell Telecommunications Inc. (Wireless
  Telecommunication Services)-Series B, Sr.
  Unsec. Disc. Notes, 11.13%, 10/15/07(b) CAD   3,500,000      1,263,930
------------------------------------------------------------------------
Ontario (Province of) (Sovereign Debt),
  Unsec. Unsub. Notes, 6.25%, 12/03/08    NZD   2,500,000        969,520
------------------------------------------------------------------------
Rogers Cablesystems Ltd. (Broadcasting &
  Cable TV), Sr. Sec. Second Priority Deb.,
  9.65%, 01/15/14                   CAD         3,300,000      2,205,464
------------------------------------------------------------------------
Westcoast Energy Inc. (Gas Utilities)-Series
  V, Unsec. Deb., 6.45%, 12/18/06         CAD   1,000,000        667,564
========================================================================
                                                              10,286,886
========================================================================

CAYMAN ISLANDS-0.49%

Sutton Bridge Financing Ltd. (Electric
  Utilities), Gtd. Notes, 8.63%,
  06/30/22(d)        GBP                        2,000,000      3,078,329
========================================================================

FRANCE-0.40%

Vivendi Environnement (Environmental
  Services), Sr. Conv. Gtd. Bonds, 1.50%,
  01/01/05                   EUR                1,050,000      2,549,288
========================================================================

GERMANY-0.10%

Bundesrepublik Deutschland (Sovereign Debt),
  Bonds, 6.50%, 10/14/05             EUR          650,000        614,226
========================================================================

NETHERLANDS-1.17%

KPNQwest N.V. (Alternative Carriers), Sr.
  Notes, 8.88%, 02/01/08                  EUR   5,160,000      3,190,989
------------------------------------------------------------------------
Song Networks Holding A.B. (Alternative
  Carriers), Sr. Euro Notes, 11.88%,
  12/01/09                  EUR                 3,750,000      1,446,693
------------------------------------------------------------------------
Song Networks Holding A.B., (Integrated
  Telecommunication Services), Sr. Euro
  Notes, 12.38%, 02/01/08                 EUR   2,370,000        957,224
------------------------------------------------------------------------
Tecnost International Finance N.V.
  (Integrated Telecommunication
  Services)-Series E, Gtd. Medium Term Euro
  Notes, 6.58%, 07/30/09                  EUR   2,050,000      1,756,400
========================================================================
                                                               7,351,306
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

NEW ZEALAND-0.31%

Inter-American Development Bank (Banks),
  Unsec. Bonds, 5.75%, 04/15/04       NZD       4,750,000   $  1,928,244
========================================================================

UNITED KINGDOM-0.49%

British Sky Broadcasting Group PLC
  (Broadcasting & Cable TV), Sr. Gtd. Unsec.
  Unsub. Bonds, 7.75%, 07/09/09       GBP       1,750,000      2,307,640
------------------------------------------------------------------------
Jazztel PLC (Integrated Telecommunication
  Services), Sr. Unsec. Notes, 13.25%,
  12/15/09                  EUR                 2,260,000        772,589
========================================================================
                                                               3,080,229
========================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $40,538,835)                                28,888,508
========================================================================

                                                 SHARES
STOCKS & OTHER EQUITY INTERESTS-1.09%

BROADCASTING & CABLE TV-0.00%

Knology Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98; Cost $0)(a)(g)                4,100             41
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.34%

Cendant Corp.(h)                                  105,409      2,145,073
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.00%

Electronic Retailing Systems International,
  Inc.- Wts., expiring 02/01/04(g)                  3,630             36
========================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.-Series B-Pfd.
  Wts., expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(a)(g)                                    5,770          3,174
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.01%

Enitel ASA (Norway)-Wts., expiring 04/03/05
  (Acquired 07/14/00; Cost $0)(a)(g)                2,500             22
------------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(a)(g)                          1,775            888
------------------------------------------------------------------------
Versatel Telecom International N.V.-ADR
  (Netherlands)(h)                                 17,663         28,261
========================================================================
                                                                  29,171
========================================================================

INTERNET SOFTWARE & SERVICES-0.01%

Equinix, Inc.-Wts., expiring 12/01/07
  (Acquired 05/30/00; Cost $0)(a)(g)                3,540         75,614
========================================================================

RAILROADS-0.01%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(a)(g)                1,300         83,525
========================================================================

REAL ESTATE INVESTMENT TRUSTS-0.51%

First Republic Capital Corp.-Series A-Pfd.
  (Acquired 05/26/99; Cost $3,500,000)(a)           3,500      3,180,625
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

SYSTEMS SOFTWARE-0.21%

Microsoft Corp.(h)                                 20,291   $  1,343,061
========================================================================
    Total Stocks & Other Equity Interests
      (Cost $8,370,999)                                        6,860,320
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-1.41%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-0.35%

Jr. Unsec. Sub. Notes,
  5.88%, 03/21/11                              $1,000,000        990,290
------------------------------------------------------------------------
Unsec. Sub. Notes,
  6.38%, 08/01/11                               1,250,000      1,246,600
========================================================================
                                                               2,236,890
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.06%

Unsec. Sub. Notes,
  5.50%, 05/02/06                              $1,900,000   $  1,915,409
------------------------------------------------------------------------
  6.25%, 02/01/11                               4,650,000      4,725,516
========================================================================
                                                               6,640,925
========================================================================
    Total U.S. Government Agency Securities
      (Cost $8,790,926)                                        8,877,815
========================================================================
U.S. TREASURY SECURITIES-0.33%

U.S. TREASURY BONDS-0.33%

  6.13%, 08/15/29 (Cost $2,124,281)             1,950,000      2,092,662
========================================================================

                                                 SHARES
MONEY MARKET FUNDS-1.18%

STIC Liquid Assets Portfolio(i)                 3,689,218      3,689,218
------------------------------------------------------------------------
STIC Prime Portfolio(i)                         3,689,218      3,689,218
========================================================================
    Total Money Market Funds (Cost
      $7,378,436)                                              7,378,436
========================================================================
TOTAL INVESTMENTS-97.77% (Cost $632,470,329)                 614,270,676
========================================================================
OTHER ASSETS LESS LIABILITIES-2.23%                           14,031,501
========================================================================
NET ASSETS-100.00%                                          $628,302,177
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
AUD     - Australian Dollar
CAD     - Canadian Dollars
Conv.   - Convertible
Ctfs    - Certificates
Deb.    - Debentures
Disc.   - Discounted
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
Jr.     - Junior
NZD     - New Zealand Dollar
Pfd.    - Preferred
RAPS    - Redeemable & Putable Security
REGS    - Regulation S
REIT    - Real Estate Investment Trust
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 07/31/01 was $69,537,779, which represented 11.07% of the Fund's net assets.
(b) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(e) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(f) Security fair valued in accordance with the procedures established by the Board of Trustees.
(g) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(h)  Non-income producing security.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001

ASSETS:

Investments, at market value (cost
  $632,470,329)                                 $614,270,676
------------------------------------------------------------
Foreign currencies, at value (cost $1,229,538)     1,236,636
------------------------------------------------------------
Receivables for:
  Foreign currency contracts closed                   60,211
------------------------------------------------------------
  Investments sold                                 5,316,785
------------------------------------------------------------
  Fund shares sold                                 1,567,888
------------------------------------------------------------
  Dividends and interest                          13,113,305
------------------------------------------------------------
Investment for deferred compensation plan             76,244
------------------------------------------------------------
Other assets                                          51,387
============================================================
    Total assets                                 635,693,132
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            3,805,088
------------------------------------------------------------
  Fund shares reacquired                           2,072,001
------------------------------------------------------------
  Dividends                                          756,118
------------------------------------------------------------
  Foreign currency contracts outstanding             171,984
------------------------------------------------------------
  Deferred compensation plan                          76,244
------------------------------------------------------------
Accrued advisory fees                                    599
------------------------------------------------------------
Accrued distribution fees                            330,924
------------------------------------------------------------
Accrued trustees' fees                                 1,291
------------------------------------------------------------
Accrued transfer agent fees                           68,574
------------------------------------------------------------
Accrued operating expenses                           108,132
============================================================
    Total liabilities                              7,390,955
============================================================
Net assets applicable to shares outstanding     $628,302,177
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $346,967,378
____________________________________________________________
============================================================
Class B                                         $237,118,348
____________________________________________________________
============================================================
Class C                                         $ 44,216,451
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           50,193,292
____________________________________________________________
============================================================
Class B                                           34,262,197
____________________________________________________________
============================================================
Class C                                            6,402,820
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       6.91
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.91 divided by
      95.25%)                                   $       7.25
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       6.92
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       6.91
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended July 31, 2001

INVESTMENT INCOME:

Interest                                        $ 49,646,230
------------------------------------------------------------
Dividends                                            907,211
------------------------------------------------------------
Dividends from affiliated money market funds         554,970
============================================================
    Total investment income                       51,108,411
============================================================

EXPENSES:

Advisory fees                                      2,549,509
------------------------------------------------------------
Administrative services fees                         123,589
------------------------------------------------------------
Custodian fees                                        69,078
------------------------------------------------------------
Distribution fees -- Class A                         865,834
------------------------------------------------------------
Distribution fees -- Class B                       2,199,570
------------------------------------------------------------
Distribution fees -- Class C                         335,692
------------------------------------------------------------
Transfer agent fees -- Class A                       617,709
------------------------------------------------------------
Transfer agent fees -- Class B                       403,282
------------------------------------------------------------
Transfer agent fees -- Class C                        61,548
------------------------------------------------------------
Trustees' fees                                         7,436
------------------------------------------------------------
Other                                                386,330
============================================================
    Total expenses                                 7,619,577
============================================================
Less: Fees waived                                       (109)
------------------------------------------------------------
   Expenses paid indirectly                          (11,253)
------------------------------------------------------------
   Net expenses                                    7,608,215
============================================================
Net investment income                             43,500,196
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (44,760,583)
------------------------------------------------------------
  Foreign currencies                                 120,355
------------------------------------------------------------
  Foreign currency contracts                       1,854,705
============================================================
                                                 (42,785,523)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           23,578,485
------------------------------------------------------------
  Foreign currencies                                  38,810
------------------------------------------------------------
  Foreign currency contracts                        (269,139)
============================================================
                                                  23,348,156
============================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                      (19,437,367)
============================================================
Net increase in net assets resulting from
  operations                                    $ 24,062,829
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended July 31, 2001, the seven months ended July 31, 2000, and the year ended December 31, 1999

                                                               YEAR ENDED     SEVEN MONTHS ENDED     YEAR ENDED
                                                                JULY 31,           JULY 31,         DECEMBER 31,
                                                                  2001               2000               1999
                                                              ------------    ------------------    ------------
OPERATIONS:

  Net investment income                                       $ 43,500,196       $ 27,629,143       $ 45,427,216
----------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts          (42,785,523)       (28,922,119)       (19,889,682)
----------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                          23,348,156        (10,745,515)       (47,810,615)
================================================================================================================
    Net increase (decrease) in net assets resulting from
       operations                                               24,062,829        (12,038,491)       (22,273,081)
================================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (25,411,789)       (12,352,865)       (27,905,932)
----------------------------------------------------------------------------------------------------------------
  Class B                                                      (14,235,384)        (6,412,480)       (14,665,005)
----------------------------------------------------------------------------------------------------------------
  Class C                                                       (2,147,191)          (772,178)        (1,497,538)
----------------------------------------------------------------------------------------------------------------
Return of Capital:
  Class A                                                         (937,652)        (3,591,530)                --
----------------------------------------------------------------------------------------------------------------
  Class B                                                         (595,428)        (2,203,866)                --
----------------------------------------------------------------------------------------------------------------
  Class C                                                          (90,938)          (265,128)                --
----------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       11,935,605        (24,315,697)        33,756,872
----------------------------------------------------------------------------------------------------------------
  Class B                                                       30,091,490        (17,373,034)        49,567,754
----------------------------------------------------------------------------------------------------------------
  Class C                                                       18,401,373            225,211         11,280,738
================================================================================================================
    Net increase (decrease) in net assets                       41,072,915        (79,100,058)        28,263,808
================================================================================================================

NET ASSETS:

  Beginning of year                                            587,229,262        666,329,320        638,065,512
================================================================================================================
  End of year                                                 $628,302,177       $587,229,262       $666,329,320
________________________________________________________________________________________________________________
================================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $730,247,353       $671,562,117       $719,086,161
----------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                             (296,959)          (405,470)        (1,347,825)
----------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                  (83,285,278)       (42,216,290)       (20,443,436)
----------------------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                  (18,362,939)       (41,711,095)       (30,965,580)
================================================================================================================
                                                              $628,302,177       $587,229,262       $666,329,320
________________________________________________________________________________________________________________
================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
July 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On July 31, 2001, undistributed net investment income was increased by $26,697, undistributed net realized gains increased by $1,716,535 and paid-in capital decreased by $1,743,232 as a result of book/tax differences due to foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.

C. Distributions -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $44,774,768 as of July 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
     Outstanding foreign currency contracts at July 31, 2001 were as follows:

                              CONTRACT TO:                         UNREALIZED
SETTLEMENT              ------------------------                  APPRECIATION
   DATE      CURRENCY    DELIVER       RECEIVE        VALUE      (DEPRECIATION)
----------   --------   ----------   -----------   -----------   --------------
 09/10/01     AUD        1,600,000   $   819,200   $   811,725     $   7,475
-------------------------------------------------------------------------------
 09/25/01     EUR       10,000,000     8,530,000     8,741,640      (211,640)
-------------------------------------------------------------------------------
 10/05/01     NZD        8,800,000     3,643,200     3,611,019        32,181
===============================================================================
                                     $12,992,400   $13,164,384     $(171,984)
_______________________________________________________________________________
===============================================================================

G. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. For the year ended July 31, 2001, AIM waived fees of $109.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2001, AIM was paid $123,589 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2001, AFS was paid $636,035 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $865,834, $2,199,570, and $335,692, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $241,096 from sales of the Class A shares of the Fund during the year ended July 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2001, AIM Distributors received $52,982 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended July 31, 2001, the Fund paid legal fees of $4,888 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended July 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $11,253 under an expense offset arrangements which resulted in a reduction of the Fund's expenses of $11,253.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.


NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2001 was $533,461,355 and $484,475,087, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 16,882,648
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (35,083,344)
=========================================================
Net unrealized appreciation
  (depreciation) of investment securities    $(18,200,696)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $632,471,372.


NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the year ended July 31, 2001, the seven-month period ended July 31, 2000 and the year ended December 31, 1999 were as follows:

                                              YEAR ENDED                 SEVEN MONTHS ENDED                  YEAR ENDED
                                            JULY 31, 2001                   JULY 31, 2000                DECEMBER 31, 1999
                                     ----------------------------    ---------------------------    ----------------------------
                                       SHARES          AMOUNT          SHARES          AMOUNT         SHARES          AMOUNT
                                     -----------    -------------    -----------    ------------    -----------    -------------
Sold:
  Class A                             19,948,772    $ 139,192,236      7,718,634    $ 56,674,366     19,309,632    $ 154,855,498
--------------------------------------------------------------------------------------------------------------------------------
  Class B                             11,714,579       81,887,558      4,326,094      31,759,218     14,308,868      114,665,985
--------------------------------------------------------------------------------------------------------------------------------
  Class C                              4,180,883       29,145,850      1,046,350       7,655,971      2,744,473       21,843,332
================================================================================================================================
Issued as reinvestment of
  dividends:
  Class A                              3,099,848       21,590,593      1,780,355      13,014,300      2,892,178       22,930,219
--------------------------------------------------------------------------------------------------------------------------------
  Class B                              1,543,513       10,761,821        880,732       6,435,623      1,404,212       11,107,962
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                250,632        1,741,447        113,060         824,514        150,804        1,188,183
================================================================================================================================
Reacquired:
  Class A                            (21,394,116)    (148,847,224)   (12,794,917)    (94,004,363)   (18,052,165)    (144,028,845)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                             (8,963,733)     (62,557,889)    (7,508,184)    (55,567,875)    (9,612,004)     (76,206,193)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                             (1,792,733)     (12,485,924)    (1,120,567)     (8,255,274)    (1,483,247)     (11,750,777)
================================================================================================================================
                                       8,587,645    $  60,428,468     (5,558,443)   $(41,463,520)    11,662,751    $  94,605,364
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                      ---------------------------------------------------------------------------
                                                                    SEVEN MONTHS
                                                      YEAR ENDED        ENDED                  YEAR ENDED DECEMBER 31,
                                                       JULY 31,       JULY 31,       --------------------------------------------
                                                         2001           2000           1999        1998        1997        1996
                                                      ----------    -------------    --------    --------    --------    --------
Net asset value, beginning of period                   $   7.14       $   7.59       $   8.38    $   8.57    $   8.24    $   8.17
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.53           0.34           0.57        0.57        0.55        0.57
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (0.23)         (0.47)         (0.81)      (0.16)       0.39        0.09
=================================================================================================================================
    Total from investment operations                       0.30          (0.13)         (0.24)       0.41        0.94        0.66
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.51)         (0.25)         (0.55)      (0.55)      (0.52)      (0.59)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --             --             --       (0.05)      (0.09)         --
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                       (0.02)         (0.07)            --          --          --          --
=================================================================================================================================
    Total distributions                                   (0.53)         (0.32)         (0.55)      (0.60)      (0.61)      (0.59)
=================================================================================================================================
Net asset value, end of period                         $   6.91       $   7.14       $   7.59    $   8.38    $   8.57    $   8.24
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                            4.42%         (1.70)%        (2.92)%      4.94%      11.92%       8.58%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $346,967       $346,482       $393,414    $399,701    $340,608    $286,183
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                    0.95%(b)       0.97%(c)       0.91%       0.91%       0.94%       0.98%
=================================================================================================================================
Ratio of net investment income to average net assets       7.57%(b)       8.03%(c)       7.11%       6.69%       6.55%       7.13%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      83%            43%            78%         41%         54%         80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $346,333,670.
(c)  Annualized.

                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                                     SEVEN MONTHS
                                                       YEAR ENDED        ENDED                  YEAR ENDED DECEMBER 31,
                                                        JULY 31,       JULY 31,       -------------------------------------------
                                                          2001           2000           1999        1998        1997       1996
                                                       ----------    -------------    --------    --------    --------    -------
Net asset value, beginning of period                    $   7.14       $   7.58       $   8.37    $   8.55    $   8.23    $  8.15
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.48           0.31           0.50        0.50        0.48       0.50
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (0.23)         (0.47)         (0.80)      (0.15)       0.38       0.11
=================================================================================================================================
    Total from investment operations                        0.25          (0.16)         (0.30)       0.35        0.86       0.61
=================================================================================================================================
Less distributions:
  Dividends from net investment income                     (0.45)         (0.21)         (0.49)      (0.48)      (0.45)     (0.53)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       --             --             --       (0.05)      (0.09)        --
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                        (0.02)         (0.07)            --          --          --         --
=================================================================================================================================
    Total distributions                                    (0.47)         (0.28)         (0.49)      (0.53)      (0.54)     (0.53)
=================================================================================================================================
Net asset value, end of period                          $   6.92       $   7.14       $   7.58    $   8.37    $   8.55    $  8.23
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                             3.67%         (2.09)%        (3.72)%      4.20%      10.89%      7.87%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $237,118       $213,926       $244,713    $219,033    $125,871    $85,343
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                     1.71%(b)       1.73%(c)       1.66%       1.66%       1.69%      1.80%
=================================================================================================================================
Ratio of net investment income to average net assets        6.81%(b)       7.28%(c)       6.36%       5.94%       5.80%      6.30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       83%            43%            78%         41%         54%        80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $219,956,940.
(c)  Annualized.

                                                                                            CLASS C
                                                              -------------------------------------------------------------------
                                                                                                                   AUGUST 4, 1997
                                                                            SEVEN MONTHS         YEAR ENDED         (DATE SALES
                                                              YEAR ENDED        ENDED           DECEMBER 31,       COMMENCED) TO
                                                               JULY 31,       JULY 31,       ------------------     DECEMBER 31,
                                                                 2001           2000          1999       1998           1997
                                                              ----------    -------------    -------    -------    --------------
Net asset value, beginning of period                           $  7.13         $  7.57       $  8.36    $  8.54        $ 8.38
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.48            0.31          0.50       0.50          0.19
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.23)          (0.47)        (0.80)     (0.15)         0.22
=================================================================================================================================
    Total from investment operations                              0.25           (0.16)        (0.30)      0.35          0.41
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.45)          (0.21)        (0.49)     (0.48)        (0.16)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --              --            --      (0.05)        (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                              (0.02)          (0.07)           --         --            --
=================================================================================================================================
    Total distributions                                          (0.47)          (0.28)        (0.49)     (0.53)        (0.25)
=================================================================================================================================
Net asset value, end of period                                 $  6.91         $  7.13       $  7.57    $  8.36        $ 8.54
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                                   3.68%          (2.09)%       (3.71)%     4.21%         4.96%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $44,216         $26,821       $28,202    $19,332        $2,552
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           1.71%(b)        1.73%(c)      1.66%      1.66%         1.69%(c)
=================================================================================================================================
Ratio of net investment income to average net assets              6.81%(b)        7.28%(c)      6.36%      5.94%         5.80%(c)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             83%             43%           78%        41%           54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $33,569,190.
(c)  Annualized.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Income Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM Income Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the seven months ended July 31, 2000 and the year ended December 31, 1999, and the financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Income Fund at July 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Houston, Texas
September 7, 2001

BOARD OF TRUSTEES                                      OFFICERS                               OFFICE OF THE FUND
Robert H. Graham                                       Robert H. Graham                       11 Greenway Plaza
Chairman, President and                                Chairman and President                 Suite 100
Chief Executive Officer                                                                       Houston, TX 77046
A I M Management Group Inc.                            Carol F. Relihan
                                                       Senior Vice President and Secretary    INVESTMENT ADVISOR
Bruce L. Crockett
Director                                               Gary T. Crum                           A I M Advisors, Inc.
ACE Limited;                                           Senior Vice President                  11 Greenway Plaza
Formerly Director, President, and                                                             Suite 100
Chief Executive Officer                                Dana R. Sutton                         Houston, TX 77046
COMSAT Corporation                                     Vice President and Treasurer
                                                                                              TRANSFER AGENT
Owen Daly II                                           Melville B. Cox
Formerly, Director                                     Vice President                         A I M Fund Services, Inc.
Cortland Trust, Inc.                                                                          P.O. Box 4739
                                                       Karen Dunn Kelley                      Houston, TX 77210-4739
Albert R. Dowden                                       Vice President
Chairman, Cortland Trust, Inc. and DHJ Media, Inc.;                                           CUSTODIAN
and Director, Magellan                                 Mary J. Benson
Insurance Company                                      Assistant Vice President and           State Street Bank and Trust Company
                                                       Assistant Treasurer                    225 Franklin Street
Edward K. Dunn Jr.                                                                            Boston, MA 02110
Formerly, Chairman, Mercantile Mortgage Corp.;         Sheri Morris
Vice Chairman, President                               Assistant Vice President and           COUNSEL TO THE FUND
and Chief Operating Officer,                           Assistant Treasurer
Mercantile-Safe Deposit & Trust Co.; and                                                      Ballard Spahr
President, Mercantile Bankshares                                                              Andrews & Ingersoll, LLP
                                                                                              1735 Market Street
Jack M. Fields                                                                                Philadelphia, PA 19103
Chief Executive Officer
Twenty First Century Group, Inc.;                                                             COUNSEL TO THE TRUSTEES
Formerly Member
of the U.S. House of Representatives                                                          Kramer, Levin, Naftalis & Frankel LLP
                                                                                              919 Third Avenue
Carl Frischling                                                                               New York, NY 10022
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                         DISTRIBUTOR

Prema Mathai-Davis                                                                            A I M Distributors, Inc.
Member, Visiting Committee, Harvard                                                           11 Greenway Plaza
University Graduate School of Education,                                                      Suite 100
New School University;                                                                        Houston, TX 77046
Formerly, Chief Executive Officer
YWCA of the U.S.A.                                                                            AUDITORS

Lewis F. Pennock                                                                              Ernst & Young LLP
Partner, Pennock & Cooper                                                                     1221 McKinney, Suite 2400
                                                                                              Houston, TX 77010
Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2001, 2.05% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 0.34% was derived from U.S. Treasury
Obligations.

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS                 INTERNATIONAL/GLOBAL EQUITY FUNDS           A I M Management Group Inc. has provided
                                                                                       leadership in the mutual fund industry since
        MORE AGGRESSIVE                             MORE AGGRESSIVE                    1976 and managed approximately $171 billion
                                                                                       in assets for 9.5 million shareholders,
AIM Small Cap Opportunities(1)        AIM Developing Markets                           including individual investors, corporate
AIM Mid Cap Opportunities(1)          AIM European Small Company                       clients and financial institutions, as of
AIM Large Cap Opportunities(2)        AIM Asian Growth                                 June 30, 2001.
AIM Emerging Growth                   AIM International Emerging Growth                    The AIM Family of Funds--Registered
AIM Small Cap Growth                  AIM European Development                         Trademark-- is distributed nationwide, and
AIM Aggressive Growth                 AIM Euroland Growth                              AIM today is the seventh-largest mutual fund
AIM Mid Cap Growth                    AIM Global Aggressive Growth                     complex in the United States in assets under
AIM Small Cap Equity                  AIM International Equity                         management, according to Strategic Insight,
AIM Capital Development               AIM International Value(4)                       an independent mutual fund monitor.
AIM Constellation                     AIM Worldwide Spectrum                               AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends           AIM Global Trends                                of the world's largest independent financial
AIM Select Equity(3)                  AIM Global Growth                                services companies with $408 billion in
AIM Large Cap Growth                                                                   assets under management as of June 30, 2001.
AIM Weingarten                                     MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Value II                                      SECTOR EQUITY FUNDS
AIM Charter
AIM Value                                           MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                       AIM New Technology
AIM Large Cap Basic Value             AIM Global Telecommunications and Technology
AIM Balanced                          AIM Global Infrastructure
                                      AIM Global Energy(5)
       MORE CONSERVATIVE              AIM Global Financial Services
                                      AIM Global Health Care
                                      AIM Real Estate(6)
                                      AIM Global Utilities

                                                   MORE CONSERVATIVE

                        FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS            TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                             MORE AGGRESSIVE

AIM Strategic Income                  AIM High Income Municipal
AIM High Yield II                     AIM Municipal Bond
AIM High Yield                        AIM Tax-Free Intermediate
AIM Income                            AIM Tax-Exempt Cash
AIM Global Income
AIM Floating Rate                                  MORE CONSERVATIVE
AIM Intermediate Government
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5)On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        INC-AR-1

A I M DISTRIBUTORS, INC.